SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  April 29, 2003
                                                           --------------

                                RC2 CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Delaware
           -----------------------------------------------------------
                 (State or other jurisdiction or incorporation)

       0-22635                                                  36-4088307
--------------------                                       ---------------------
  (Commission File                                         (I.R.S. Employer I.D.
       Number)                                                    Number)



    800 Veterans Parkway
    Bolingbrook,  Illinois                                          60440
------------------------------                             ---------------------
(Address of Principal Executive                                   (Zip Code)
         Offices)

                                  630-633-3000
           -----------------------------------------------------------
              (Registrant's telephone number, including area code)

                        Racing Champions Ertl Corporation
                               800 Roosevelt Road
                              Building C, Suite 320
                           Glen Ellyn, Illinois 60137
                     ---------------------------------------
                        (Former Name and Former Address)

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Item  7.  Financial  Statements,  Pro  Forma  Financial Information and Exhibits
--------------------------------------------------------------------------------

     (c)     Exhibits

     99.1-Press  Release  of  RC2  Corporation,  issued  April  29,  2003.


Item  9.  Regulation  FD  Disclosure  and  Item  12.  Results  of Operations and
--------------------------------------------------------------------------------
Financial  Condition
--------------------

     On April 29, 2003, RC2 Corporation issued a press release (the "Press Release") announcing results for the fiscal third quarter ended March 31, 2003. A copy of the Press Release is attached as Exhibit 99.1 to this report. The attached Exhibit 99.1 is furnished pursuant to Item 9 and Item 12 of Form 8-K.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, RC2 Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RC2 CORPORATION
Date:  April  29,  2003
                                       BY /s/ Jody L. Taylor
                                         ---------------------------------------
                                         Jody L. Taylor, Chief Financial Officer




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